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                                                                   EXHIBIT 10.27


                                 PROMISSORY NOTE

        DENTAL/MEDICAL DIAGNOSTIC SYSTEMS, LLC, acknowledges indebtedness to BOSTON MARKETING COMPANY, LTD., in the amount of $25,000 in U.S. dollars. The undersigned promises to pay to the order of the holder the principal amount, together with interest thereon from the date of this Note at the rate of six percent (6%) per year due and payable in 180 days.

        This agreement shall be governed, interpreted and enforced in accordance with and subject to the laws of the State of California.



        \s\ Robert H. Gurevitch                        4-11-96
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            Robert H. Gurevitch                        Date
            DENTAL/MEDICAL DIAGNOSTIC SYSTEMS, LLC


        \s\ Hiroki Umezaki                             4-11-96
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            Hiroki Umezaki                             Date
            BOSTON MARKETING COMPANY, LTD.